SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 17, 1998

                             EQUIVEST FINANCE, INC.
             (Exact name of registrant as specified in its charter)

        Florida                 333-29015              59-2346270
    (State or other            (Commission          (I.R.S. Employer
      jurisdiction             File Number)        Identification No.)
    of incorporation)

               2 CLINTON SQUARE
              SYRACUSE, NEW YORK                        10281
      (Address of principal executive offices)        (Zip Code)

       Registrant's telephone number, including area code: (315) 422-9088


                      INFORMATION TO BE INCLUDED IN REPORT

Item 1.   Changes in Control of Registrant

          Not Applicable.

Item 2.   Acquisition or Disposition of Assets

          Not Applicable.


Item 3.   Bankruptcy or Receivership

          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant

          Not Applicable.

Item 5.   Other Events

          On July 17, 1998, Equivest Finance, Inc. issued a press release (which is attached hereto as an Exhibit) announcing that it had entered into a merger agreement pursuant to which Eastern Resorts Corporation would become a subsidiary of Equivest Finance, Inc.

Item 6.   Resignation of Registrant's Directors

          Not Applicable.

Item 7.   Financial Statements and Exhibits

          (a)  Financial statements of businesses acquired.

               Not Applicable.

          (b) Pro forma financial information.

               Not Applicable.

          (c)  Exhibits.

Item 601(a)
of Regulation S-K
Exhibit No.                                  Description
-----------                                  -----------

99 Press Release announcing the signing of the Merger Agreement between Equivest Finance, Inc. and Eastern Resorts Corporation, dated July 17, 1998.

Item 8.   Change in Fiscal Year

          Not Applicable.

Item 9.   Sales of Equity Securities Pursuant to Regulation S

          Not Applicable.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   EQUIVEST FINANCE, INC.


Date: July 22, 1998                By /s/Richard C. Breeden
                                     -------------------------------------------
                                   Name:   Richard C. Breeden
                                   Title:  Chairman and Chief Executive Officer


                                INDEX TO EXHIBITS


Exhibit No.                            Description
-----------                            -----------

99 Press Release announcing the signing of the Merger Agreement between Equivest Finance, Inc. and Eastern Resorts Corporation, dated July 17, 1998.